EXHIBIT 1
                                                                      ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Ditech Communications Corporation.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2000.

SUMMIT VENTURES IV, L.P.                        SUMMIT INVESTORS III, L.P.

By:   Summit Partners IV, L.P.                  By:            *
                                                      --------------------------
                                                      General Partner
By:   Stamps, Woodsum & Co. IV
                                                SUMMIT PARTNERS IV, L.P.
      By:                   *
              -----------------------
              E. Roe Stamps, IV                 By:   Stamps, Woodsum & Co. IV
              General Partner
                                                      By:        *
                                                          ----------------------
                                                          E. Roe Stamps, IV
                                                          General Partner
SUMMIT SUBORDINATED DEBT FUND, L.P.
                                                SUMMIT PARTNERS SD, L.P.
By:   Summit Partners SD, L.P.
                                                By:   Stamps, Woodsum & Co. III
By:   Stamps, Woodsum & Co. III
                                                      By:            *
                                                         -----------------------
      By:                   *                            E. Roe Stamps, IV
              -----------------------                    General Partner
              E. Roe Stamps, IV
              General Partner


STAMPS, WOODSUM & CO. IV                        STAMPS, WOODSUM & CO. III

By:                         *                   By:                  *
      -------------------------------------           --------------------------
      E. Roe Stamps, IV                               E. Roe Stamps, IV
      General Partner                                 General Partner


                              Page 26 of 39 Pages

                            *                                        *
-------------------------------------------     --------------------------------
E. Roe Stamps, IV                               Martin J. Mannion

                            *                                        *
-------------------------------------------     --------------------------------
Stephen G. Woodsum                              Joseph F. Trustey

                            *                                        *
-------------------------------------------     --------------------------------
Gregory M. Avis                                 Bruce R. Evans

                                                                     *
                                                --------------------------------
                                                Walter G. Kortschak

                                                                     *
                                                --------------------------------
                                                Thomas S. Roberts

                                                                     *
                                                --------------------------------
                                                Kevin P. Mohan

                                                                     *
                                                --------------------------------
                                                Peter Y. Chung


                                                *By:  /s/ Thomas F. Farb
                                                      --------------------------
                                                      Thomas F. Farb
                                                      Attorney-in-fact



* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.
                       ---------

                              Page 27 of 39 Pages